Exhibit 99.2

Akorn Announces the Appointment of Dr. Adrienne Graves, Ph.D. to its Board of Directors

LAKE FOREST, Ill.--(BUSINESS WIRE)--March 5, 2012--Akorn, Inc. (NASDAQ: AKRX), a niche generic pharmaceutical company, announced today that its Board of Directors appointed Dr. Adrienne Graves, Ph.D., as Director of the Company, effective March 2, 2012.

Raj Rai, Chief Executive Officer, commented, “We are excited to have Dr. Graves join our Board. Dr. Graves brings years of experience and expertise in ophthalmology. We look forward to her leadership and insight as we continue to build the ophthalmic segment of our business.”

Adrienne L. Graves, Ph.D., is a visual scientist by training and a global industry leader in ophthalmology. From 2002 to 2010, Dr. Graves was President and Chief Executive Officer of Santen Inc., the U.S. subsidiary of Santen Pharmaceutical Co., Ltd. She joined Santen Inc. in 1995 as Vice President of Clinical Affairs to initiate the company's clinical development efforts in the U.S. Prior to joining Santen Inc., Dr. Graves spent nine years with Alcon Laboratories, Inc. ("Alcon") in various roles. She currently serves on the Boards of TearLab Corporation, Encore Vision, the American Academy of Ophthalmology Foundation, the Pan-American Ophthalmology Foundation, the American Association for Cataract and Refractive Surgery, the Glaucoma Research Foundation, KeepYourSight Foundation, the Corporation Committee for the Brown University Medical School, and the Advisory Board for Amach Capital Partners. Dr. Graves also co-founded Ophthalmic Women Leaders and Glaucoma 360. She received her B.A. in Psychology with honors from Brown University, her PhD in Psychobiology from the University of Michigan and completed a postdoctoral fellowship in visual neuroscience at the University of Paris.

About Akorn, Inc.

Akorn, Inc. is a niche pharmaceutical company engaged in the development, manufacture and marketing of multisource and branded pharmaceuticals. Akorn has manufacturing facilities located in Decatur, Illinois and Somerset, New Jersey where the Company manufactures ophthalmic and injectable pharmaceuticals. Additional information is available on the Company’s website at www.akorn.com.

Forward Looking Statement

Certain statements in this press release that are not strictly historical may be “forward-looking” statements, which are intended to be “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act. These statements relate to future events or future financial performance, and involve known and unknown risks, uncertainties and other factors that may cause our actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by such forward-looking statements. Factors that could materially affect our actual results, levels of activity, performance or achievements include, but are not limited to, the following items: (i) Our ability to generate cash from operations sufficient to meet our working capital requirements; (ii) Our ability to sustain positive relationships with our major customers; (iii) The effects of federal, state and other governmental regulation on our business; (iv) Our success in developing, manufacturing, acquiring and marketing new products; (v) The success of our strategic partnerships for the development and marketing of new products; (vi) Our ability to comply with all of the requirements of the U.S. Food and Drug Administration (“FDA”), including current Good Manufacturing Practices regulations; (vii) Our ability to bring new products to market and the effects of sales of such products on our financial results; (viii) The effects of competition from generic pharmaceuticals and from other pharmaceutical companies; (ix) Our ability to effectively integrate acquired businesses; (x) Our ability to raise funds to pay interest on our outstanding convertible senior notes or repurchase the notes upon a fundamental change; (xi) Our ability to obtain additional funding or financing to operate and grow our business; (xii) Availability of raw materials needed to produce our products. Additional factors that could cause actual results to differ materially from those reflected in the forward-looking statements include, but are not limited to, the risks discussed in the “Risk Factors” section included within the Company’s most recent Annual Report on Form 10-K and subsequent Quarterly Reports on Form 10-Q filed with the SEC and the risks discussed in the Company’s other filings with the SEC. Readers are cautioned not to place undue reliance on these forward-looking statements. Except as may be required by law, the Company undertakes no obligation to address or publicly update or revise these forward-looking statements to reflect new information, events or circumstances. These cautionary statements should be considered in connection with any subsequent written or oral forward-looking statements that may be made by the Company or by persons acting on its behalf and in conjunction with the Company’s periodic SEC filings.

CONTACT:
At the Company:
Akorn, Inc.
Tim Dick, Chief Financial Officer
(847) 279-6150